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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)    / /


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                          13-5160382
(State of incorporation                           (I.R.S. employer
if not a U.S. national bank)                      identification no.)

One Wall Street, New York, N.Y.                   10286
(Address of principal executive offices)          (Zip code)

                         Friendly Ice Cream Corporation
               (Exact name of obligor as specified in its charter)

Massachusetts                                     04-2053130
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                     Friendly's Restaurants Franchise, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                          51-0296446
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

1855 Boston Road
Wilbraham, Massachusetts                          01095
(Address of principal executive offices)          (Zip code)

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                      8-3/8% Senior Notes due June 15, 2012
                          Guarantees of the Senior Notes
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            Name                                            Address
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     Superintendent of Banks of the State of    2 Rector Street, New York,
     New York                                   N.Y. 10006, and Albany,
                                                N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                N.Y. 10045

     Federal Deposit Insurance Corporation      Washington, D.C. 20429

     New York Clearing House Association        New York, New York  10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE  CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of May, 2004.

                                          THE BANK OF NEW YORK


                                          By:   /s/ MARY LAGUMINA
                                             --------------------
                                            Name:   MARY LAGUMINA
                                            Title:  VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
                                                                             In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency
     and coin....................................................          $    2,589,012
   Interest-bearing balances.....................................               8,872,373
Securities:
   Held-to-maturity securities...................................               1,382,393
   Available-for-sale securities.................................              21,582,893
Federal funds sold and securities purchased
   under agreements to resell....................................
   Federal funds sold in domestic offices........................                 792,900
   Securities purchased under agreements to
   resell........................................................                 932,155
Loans and lease financing receivables:
   Loans and leases held for sale................................                 555,415
   Loans and leases, net of unearned
     income......................................................              36,884,850
   LESS: Allowance for loan and
     lease losses................................................                 628,457
   Loans and leases, net of unearned
     income and allowance........................................              36,256,393
Trading Assets...................................................               3,654,160
Premises and fixed assets (including
   capitalized leases)...........................................                 929,969
Other real estate owned..........................................                     319
Investments in unconsolidated subsidiaries and
   associated companies..........................................                 247,156
Customers' liability to this bank on
   acceptances outstanding.......................................                 215,581
Intangible assets
   Goodwill......................................................               2,687,623
   Other intangible assets.......................................                 752,283

Other assets.....................................................               7,905,137
                                                                           --------------
Total assets.....................................................          $   89,355,762
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LIABILITIES
Deposits:
   In domestic offices...........................................          $   33,940,195
   Noninterest-bearing...........................................              13,973,047
   Interest-bearing..............................................              19,967,148
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs......................................              22,717,175
   Noninterest-bearing...........................................                 447,242
   Interest-bearing..............................................              22,269,933
Federal funds purchased and securities sold
     under agreements to repurchase..............................
   Federal funds purchased in domestic
     offices.....................................................                 442,904
   Securities sold under agreements to
     repurchase..................................................                 671,802
Trading liabilities..............................................               2,452,604
Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases).........................              10,779,148
Bank's liability on acceptances executed and
   outstanding...................................................                 217,705
Subordinated notes and debentures................................               2,390,000
Other liabilities................................................               7,230,967
                                                                           --------------
Total liabilities................................................          $   80,842,500
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Minority interest in consolidated
   subsidiaries..................................................                 141,523

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.......................................................                       0
Common stock.....................................................               1,135,284
Surplus..........................................................               2,080,657
Retained earnings................................................               5,021,014
Accumulated other comprehensive income...........................                 134,784
Other equity capital components..................................                       0
                                                                           --------------
Total equity capital.............................................               8,371,739
                                                                           --------------
Total liabilities minority interest and equity
   capital.......................................................          $   89,355,762
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi              )
Gerald L. Hassell            )           Directors
Alan R. Griffith             )